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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:       MARCH 15, 2004

DATE OF EARLIEST EVENT REPORTED:    MARCH 15, 2004


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                     1-12929                    36-4135495
(State or other         (Commission File Number)         (I.R.S. Employer
jurisdiction of                                       Identification Number)
 incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (828) 324-2200

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Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibit Description
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               Exhibit     Description
               -------     -----------

               99.1 CommScope, Inc. Press Release relating to updated fourth quarter financial results dated
                           March 15, 2004.


Item 12.  Results of Operations and Financial Condition.
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          On March 15, 2004, CommScope, Inc. issued a press release
relating to its updated financial results for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 12 of this Current Report on Form 8-K.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: March 15, 2004

                                  COMMSCOPE, INC.


                                  By:  /s/ Jearld L. Leonhardt
                                     ----------------------------------
                                  Name:  Jearld L. Leonhardt
                                  Title: Executive Vice President and
                                         Chief Financial Officer

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                               EXHIBIT INDEX
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                  Exhibit            Description
                  --------           -----------

                   99.1              CommScope, Inc. Press Release
                                     relating to updated fourth quarter
                                     financial results dated March 15, 2004.



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